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                                                                  Exhibit 23.2

                                    ARTHUR
                                   ANDERSEN

                                                        ------------------------
                                                        Arthur Andersen LLP

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                                                        Suite 2500
                                                        133 Peachtree Street NE
                                                        Atlanta, GA  30303-1346
                                                        404 658 1776

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated December 10, 1996 included in Norrell Corporation's Form 10-K for the fiscal year ended October 27, 1996 and to all references to our firm included in this registration statement.


                                                        /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP



Atlanta, Georgia
January 23, 1997